                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JUNE 19, 2000
                                 Date of Report
                        (Date of earliest event reported)

                             GADZOOX NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-26541                                            77-0308899
(Commission File No.)                       (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
                    (Address of Principal Executive Offices)

                                  408-360-4950
              (Registrant's Telephone Number, Including Area Code)

     ITEM 5. OTHER EVENTS

     On June 19, 2000, Gadzoox Networks, Inc., a Delaware corporation ("Gadzoox"), issued a press release (attached hereto as Exhibit 99.1) announcing that it anticipates lower than expected revenues for its first fiscal quarter ending June 30, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2000             GADZOOX NETWORKS, INC.

                                 By: /s/ CHRISTINE E. MUNSON
                                    --------------------------------------------
                                    Christine E. Munson
                                    Chief Financial Officer and
                                    Vice President of Finance and Administration

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------------------------------------------
99.1         Press Release of registrant dated June 19, 2000.